UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

Zumiez Inc.

(Exact name of registrant as specified in its charter)

Washington	000-51300	91-1040022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4001 204th Street SW, Lynnwood, WA 98036

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 551-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 22, 2013. The shareholders voted on two proposals at the Annual Meeting. The proposals are described in detail in the Company’s definitive proxy statement dated April 11, 2013. The final results for the votes regarding each proposal are set forth below.

Proposal Number One: Shareholders elected Gerald F. Ryles and Travis D. Smith as directors to each serve a three-year term until the 2016 Annual Meeting of Shareholders. The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Gerald F. Ryles	26,610,439	7,646	38,093	1,808,299
Travis D. Smith	26,600,586	8,571	47,021	1,808,299

Proposal Number Two: Shareholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2014. The results of the vote were as follows:

For	Against	Abstain
28,382,703	36,277	45,497

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.

Dated: May 23, 2013	By:	/s/ Richard M. Brooks
Richard M. Brooks
Chief Executive Officer